UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2020

LiveRamp Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38669	83-1269307
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
225 Bush Street, Seventeenth Floor San Francisco, CA (Address of Principal Executive Offices)		94104 (Zip Code)
(866) 352-3267 (Registrant's Telephone Number, Including Area Code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.10 Par Value	RAMP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act.	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 10, 2020, the Compensation Committee of the Board of Directors of LiveRamp Holdings, Inc. (the “Company”) approved the amendment and restatement of the 2005 Stock Purchase Plan of LiveRamp Holdings, Inc. (formerly known as the 2005 Stock Purchase Plan of Acxiom Corporation) and renamed the plan “LiveRamp Holdings, Inc. Employee Stock Purchase Plan” (as amended and restated, the “Plan”). The Plan permits qualified employees to acquire shares of the Company’s common stock through payroll deductions at a discount of up to 15% of the applicable purchase price pursuant to a plan intended to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended. In addition to the name change, the amendments to the Plan include, but are not limited to, amendments to:

•extend the term of the Plan until such date as the shares available for issuance under the Plan are depleted (no new shares have been added to the Plan);
•exclude from participation in the Plan those executive officers of the Company who are subject to reporting requirements under Section 16(a) of the Securities Exchange Act of 1934;
•allow participating employees to purchase shares at the end of each offering period in an amount equal to the applicable discount multiplied by the lesser of (1) the fair market value of the Company’s common stock on the first day of the offering period and (2) the fair market value of the Company’s common stock on the last day of the offering period;
•include annual bonuses for purposes of calculating payroll deductions;
•extend the duration of each offering period from one month to six months;
•revise the limits on payroll deductions and the rules regarding employees’ ability to change their payroll deductions during an offering period; and
•limit the number of shares that participants may purchase to no more than 2,500 shares during a single offering period (subject to existing maximum limits).

The amendment and restatement of the Plan will become effective on December 1, 2020, subject to the approval of the Company’s stockholders within twelve months after that date. It is currently anticipated that stockholders will be asked to approve the Plan at the Company’s 2021 annual meeting of stockholders. The Plan supersedes any former versions of the Plan.

The foregoing summary of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description
10.1	LiveRamp Holdings, Inc. Employee Stock Purchase Plan
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVERAMP HOLDINGS, INC.

By:	/s/ Jerry C. Jones
Jerry C. Jones Chief Ethics and Legal Officer & Executive Vice President
Date: 11/16/2020